                              POLYMER GROUP, INC.

                                  $200,000,000

                   8 3/4% Senior Subordinated Notes due 2008

                               PURCHASE AGREEMENT
                               ------------------

                                                               February 27, 1998

CHASE SECURITIES INC.
270 Park Avenue, 4th floor
New York, New York  10017

Ladies and Gentlemen:

Polymer Group, Inc., a Delaware corporation, proposes to issue and sell $200,000,000 aggregate principal amount of its 8 3/4% Senior Subordinated Notes due 2008 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of March 1, 1998 (the "Indenture") between the Company, the Guarantors (as defined below) and Harris Trust and Savings Bank, as trustee (the "Trustee"). The Notes will be unconditionally guaranteed on a senior subordinated basis (the "Guarantees") by each of PGI Polymer, Inc., a Delaware Corporation, PNA Corp., a North Carolina corporation, FNA Polymer Corp., a North Carolina corporation, Fabrene Group, Inc., a Canadian nonresident organization, Fabrene Corp., a Delaware corporation, Fabrene Group, L.L.C., a Delaware limited liability company, FiberTech Group, Inc., a Delaware corporation, Technetics Group, Inc., a Delaware corporation, FiberGol Corporation, a Delaware corporation, Chicopee Holdings, Inc., a Delaware corporation, Chicopee, Inc., a Delaware corporation, Chicopee Holdings, B.V., a Delaware Corporation, Dominion Textile (USA) Inc., a Delaware corporation, Poly-Bond Inc., a Delaware corporation, DomTex Industries Inc., a New York corporation and Loretex Corporation, a New York corporation (collectively, the "Guarantors" and, together with the Company, the "Issuers"), pursuant to the terms of the Indenture. The Notes and the Guarantees are sometimes referred to herein together as the "Securities." The Issuers hereby confirm their agreement with Chase Securities Inc. ("CSI" or the "Initial Purchaser") concerning the purchase of the Securities by the Initial Purchaser.

          The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions therefrom. The Company has prepared a preliminary offering memoran-dum dated February 19, 1998 (the "Preliminary Offering Memorandum") and an offering memorandum dated the date hereof (the "Final Offering Memorandum") setting forth information concerning the Issuers and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Final Offering Memorandum will be, delivered by the Company to the Initial Purchaser pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Final Offering Memorandum shall be deemed to include the documents incorporated therein by reference and all amendments and supplements thereto, unless otherwise noted. Each of the Issuers hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Final Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in accordance with Section 2.

          Holders of the Securities (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company (the "Exchange Notes") which are identical in all material respects to the Notes and which are unconditionally guaranteed by each of the Guarantors (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and (ii) under certain limited circumstances, a shelf registration statement with respect to the resale of the Securities pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

          The Securities are being offered in connection with the refinancing (the "Refinancing") of approximately $150.9 million of the outstanding indebtedness under the Company's existing credit facility, as amended on January 29, 1998 (the "Amended Credit Facility") and the acquisition of certain assets and assumption of certain liabilities described in the Final Offering Memorandum as the "Oriented Polymer Acquisition". The consummation of the Refinancing and the Oriented Polymer Acquisition are referred to herein collectively as the "Transaction." The net proceeds from the Offering will be used by the Company to effect the Transaction and to pay related fees and expenses. If the Oriented Polymer Acquisition is not consummated, the Company will apply the entire amount of net proceeds from the Offering toward the Refinancing and general corporate purposes.

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Final Offering Memorandum.

          1. Representations, Warranties and Agreements of the Issuers. Each of the Issuers represents and warrants to, and agrees with, the Initial Purchaser on and as of the date hereof and the Closing Date (as defined in Section 3) that:
          (a) The Final Offering Memorandum, as of its date, did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to information contained in or omitted from the Final Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser expressly for use therein (the "Initial Purchaser's Information").

          (b) The Final Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act; and the Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser and the offer, resale and delivery of the Securities by the Initial Purchaser in the manner contemplated by this Agreement and the Final Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (d) The Company and each of the Subsidiaries (as defined in paragraph (e) below) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the financial condition, results of operations or business prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

          (e) As of the dates set forth therein, the Company had the authorized, issued and outstanding capitalization as set forth in the Final Offering Memorandum under the heading "Capitalization"; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. The entities listed on Schedule I hereto are the only active subsidiaries, direct and indirect, of the Company (collectively, the "Subsidiaries"). All of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party except for any such lien, charges, encumbrances, security interests and restrictions existing under or in connection with the Amended Credit Facility; and except as set forth in the Final Offering Memorandum or incorporated therein by reference, there were no material (i) options, warrants or other rights to purchase,
     (ii) agreements or other obligations of the Company to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries outstanding.

          (f) Each of the Issuers has all requisite corporate power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement, the Notes (in the case of the Company) and the Guarantees endorsed on the Notes (in the case of the Guarantors) (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all corporate action required to be taken by each of the Issuers for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (g) This Agreement has been duly authorized, executed and delivered by each of the Issuers and constitutes a valid and legally binding agreement of each of the Issuers.

          (h) The Registration Rights Agreement has been duly authorized by each of the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except to the extent that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) the enforce-ability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws or regulations or the public policy underlying such laws or regulations.

          (i) The Indenture has been duly authorized by each of the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law.

          (j) The Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (k) The Guarantees to be endorsed on the Notes have been duly authorized by each of the Guarantors and, when duly executed by each of the Guarantors and when the Notes are duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will constitute valid and legally binding obligations of each of the Guarantors entitled to the benefits of the Indenture, enforceable against each of the Guarantors in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (l) The Exchange Notes have been duly authorized by the Company and, when executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement in exchange for the Notes, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, re-organization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (m) The Guarantees to be endorsed on the Exchange Notes have been duly authorized by each of the Guarantors and, when duly executed by each of the Guarantors and when the Exchange Notes are duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement in exchange for the Notes, will constitute valid and legally binding obligations of each of the Guarantors entitled to the benefits of the Indenture, enforceable against each of the Guarantors in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (n) Each Transaction Document conforms in all material respects to the description thereof contained in the Final Offering Memorandum.

          (o) The execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Transaction will not (i) conflict with or result in a breach or violation of any of the terms or the provisions of, or constitute a default under, or, with notice or lapse of time or both, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of the Issuers is a party or by which any of the Issuers is bound or to which any of the property or assets of any of the Issuers is subject or
     (ii) result in any violation of the provisions of (a) the charter or by-laws of any of the Issuers or (b) any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over any of the Issuers or any of their properties or assets, except, in the case of clause (i) above, for any such events which would not, singularly or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of the Issuers to enter into each of the Transaction Documents and consummate each of the transactions contemplated thereby; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Transaction, except for such consents, approvals, authorizations, filings, registrations or qualifications (a) which shall have been obtained or made prior to the Closing Date, (b) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement and
     (c) which would not, singularly or in the aggregate, have a Material Adverse Effect.

          (p) Each of Ernst & Young LLP and Deloitte & Touche, LLP, S.E.N.C. are independent certified public accountants with respect to the Company and its consolidated subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The historical financial statements (including the related notes) contained in the Final Offering Memorandum comply in all material respects with the requirements applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted); such historical financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Final Offering Memorandum under the headings "Summary -- Summary Historical and Pro Forma Financial Data for the Company," "Capitalization," "Selected Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" is derived from the accounting records of the Company and the Subsidiaries and fairly presents the information purported to be shown thereby. The pro forma financial statements contained in the Final Offering Memorandum have been prepared on a basis consistent with the historical financial statements contained in the Final Offering Memorandum (except for the pro forma adjustments specified therein), include all material adjustments to the historical financial statements required by Rule 11-02 of Regulation S-X under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to reflect the transactions described in the Final Offering Memorandum, are based on assumptions made on a reasonable basis and fairly present the historical and proposed transactions described in the Final Offering Memorandum (including the transactions contemplated by the Transaction Documents and the Transaction). The other historical financial and statistical information and data included in the Final Offering Memorandum fairly presents, in all material respects, the information purported to be shown thereby.

          (q) There are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect or; which could reasonably be expected to prevent or adversely affect the issuance of the Securities or challenge the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant to the Transaction and the Transaction Documents; and to the best knowledge of the Company, no such proceedings are overtly threatened by governmental authorities or threatened by others.

          (r) Neither the Company nor any of the Subsidiaries is (i) in violation of its charter or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject except for any such default which would not, singly or in the aggregate with all other such defaults, have a Material Adverse Effect or
     (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation, order, judgment or decree to which it or its property or assets may be subject.

          (s) The Company and each of the Subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Final Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

          (t) Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

          (u) The Company and each of the Subsidiaries maintain reasonably adequate insurance covering their respective properties, operations, personnel and businesses.

          (v) The Company and each of the Subsidiaries own or possess or can acquire on reasonable terms, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) materially necessary for the conduct of their respective businesses; and the Company and the Subsidiaries have not received any notice of any infringement of or claim or conflict with, any such rights of others except for any such infringement, claim or conflict which would not, singly or in the aggregate with all other such defaults, have a Material Adverse Effect.

          (w) The Company and each of the Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real property described as being owned by them in the Final Offering Memorandum, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title other than (i) liens, encumbrances and claims securing the Amended Credit Facility or (ii) liens, encumbrances, claims and defects and imperfections of title that (a) are described in the Final Offering Memorandum or (b) do not materially interfere with the use made of such property or could not reasonably be expected to have a Material Adverse Effect.

          (x) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of the Subsidiaries, or any entity that together with the Company or any Subsidiary is treated as a single employer under Section 414 (b), (c), (m) or (e) of the Code, which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of the Subsidiaries have not incurred and do not expect to incur material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of the Subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

          (y) Except as would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, (A) each of the Company and each Subsidiary is in material compliance with all applicable Environmental Laws, (B) each of the Company and each Subsidiary has all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company or any Subsidiary, and (D) there are no conditions with respect to any property or operations of the Company or any Subsidiary that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or any Subsidiary.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or Canadian, Mexican, Argentine, German, Dutch, French or other applicable jurisdiction's) federal, state, provincial, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (z) No part of the proceeds of the sale of the Securities will be used for any purpose that violates the provisions or any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          (aa) The statistical and market-related data included in the Final Offering Memorandum are based on or derived from sources which the Issuers believe to be reliable.

          (bb) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and its compliance with the agreements set forth therein, none of the Issuers nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) ("Affiliates") has, directly or through any authorized agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act, (ii) engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or has solicited offers for, or has offered and sold, the Securities in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (iii) with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), engaged in any "directed selling efforts" within the meaning of Rule 902 under the Securities Act and the Issuers, their affiliates and any person acting on their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902.

          (cc) Other than the Common Stock of the Company listed on the New York Stock Exchange under the symbol "PGH," there are no securities of any Issuer registered under the Exchange Act, listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

          (dd) The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

          (ee) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (ff) Since the date as of which information is given in the Final Offering Memorandum, except as otherwise expressly stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the financial condition, or in the results of operations or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) neither the Company nor any Subsidiary has entered into any material transaction other than in the ordinary course of business and (iii) there has not been any change in the long-term debt of the Company and the Subsidiaries (other than borrowings under the Amended Credit Facility).

          2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuers agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the entire principal amount of Notes (including the Guarantees thereof) at a purchase price equal to 97.5% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

          (b) The Initial Purchaser has advised the Issuers that it proposes to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Final Offering Memorandum. The Initial Purchaser represents and warrants to, and agrees with, the Issuers that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and
(iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only (A) within the United States to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act (as such rule may be amended from time to time, "Rule 144A"), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions in accordance with Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S under the Securities Act ("Regulation S").

          (c) In connection with the offer and sale of Securities in reliance on Regulation S, the Initial Purchaser represents, warrants and agrees that:

          (i) The Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

          (ii) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.

          (iii) Neither the Initial Purchaser nor any of its affiliates or any other person acting on its behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

          (iv) at or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (v) it has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

          (d) The Initial Purchaser represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (e) The Initial Purchaser agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Issuers pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Final Offering Memorandum (and any amendment or supplement thereto that the Issuers shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(d) and (e), counsel for the Issuers and for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser and its compliance with its agreements contained in this Section 2, and the Initial Purchaser hereby consents to such reliance.

          (f) The Issuers acknowledge and agree that the Initial Purchaser may sell Securities to any affiliate of the Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchaser.

          3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, New York, New York, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, at 10:00 A.M., New York City time, on March 5, 1998, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchaser and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

          (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchaser of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchaser hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Initial Purchaser shall have requested in writing not less than two full business days prior to the Closing Date. The Issuers agree to make one or more global certificates evidencing the Securities available for inspection by the Initial Purchaser in New York, New York at least 24 hours prior to the Closing Date.

          4. Further Agreements of the Company. Each of the Issuers agrees with the Initial Purchaser:

          (a) to advise the Initial Purchaser promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Final Offering Memorandum untrue and which requires the making of any additions to or changes in the Final Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchaser promptly upon receipt of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Final Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Final Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

          (b) to furnish promptly to the Initial Purchaser and counsel for the Initial Purchaser, without charge, as many copies of the Preliminary Offering Memorandum and the Final Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

          (c) prior to making any amendment or supplement to the Final Offering Memorandum, to furnish a copy thereof to the Initial Purchaser and counsel for the Initial Purchaser and not to effect any such amendment or supplement to which the Initial Purchaser shall reasonably object by notice to the Company after a reasonable period to review unless the Company is advised by counsel that such amendment or supplement is legally required;

          (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchaser, any event shall occur, information shall become known or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Initial Purchaser or counsel for the Issuers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Final Offering Memorandum to comply with applicable law, to promptly prepare (subject to Section 4(c) above) such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Offering Memorandum, as so amended or supplemented, will comply with applicable law;

          (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities, upon request of such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

          (f) for a period of two years following the Closing Date, to furnish to the Initial Purchaser copies of any annual reports, quarterly reports and current reports filed by any Issuer with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

          (g) to promptly take from time to time such actions as the Initial Purchaser may reasonably request to qualify the Securities for offering and sale under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; provided, however, that the Issuers shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction or to subject themselves to the payment of taxes in excess of a nominal amount in any jurisdiction in which they are not so subject;

          (h) to assist the Initial Purchaser in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

          (i) not to, and to cause its Affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

          (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its Affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Final Offering Memorandum;

          (k) for a period of 60 days from the date of the Final Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by any of the Issuers (other than the Securities) without the prior written consent of the Initial Purchaser other than debt incurred under the Amended Credit Facility, the Exchange Securities, any Private Exchange Securities, if any and debt incurred in the ordinary course of business;

          (l) until consummation of the Exchange Offer, without the prior written consent of the Initial Purchaser, not to, and not permit any of its Affiliates to, resell any of the Securities that have been reacquired by them, except for Securities purchased by any of the Issuers or any of their respective Affiliates and resold in a transaction registered under the Securities Act;

          (m) in connection with the offering of the Securities, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

          (n) to do and perform all things required to be done and performed by it under this Agreement and the Registration Rights Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

          (o) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to any Issuer, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine communications in the ordinary course of business and consistent with the past practices of such Issuer), without the prior written consent of the Initial Purchaser, unless in the judgment of such Issuer and its counsel, and after notification to the Initial Purchaser, such press release or communication is reasonably necessary or advisable; and

          (p) to apply the net proceeds from the sale of the Securities as set forth in the Final Offering Memorandum under the heading "Use of Proceeds."

          5. Conditions of Initial Purchaser's Obligations. The respective obligations of the Initial Purchaser hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of each of the Issuers contained herein, to the accuracy of the statements of each of the Issuers and their respective officers made in any certificates delivered pursuant hereto, to the performance by each of the Issuers of its respective obligations hereunder and to each of the following additional terms and conditions:

          (a) The Final Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchaser as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchaser may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (b) The Initial Purchaser shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Final Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the written opinion of counsel for the Initial Purchaser, is material or omits to state any fact which, in the written opinion of such counsel, is material or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Final Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby and the Transaction (including any agreements or documents executed and delivered in connection therewith), shall be reasonably satisfactory in all material respects to the Initial Purchaser, and the Issuers shall have furnished to the Initial Purchaser all documents and information that they or its counsel may reasonably request to enable them to pass upon such matters.

          (d) Kirkland & Ellis shall have furnished to the Initial Purchaser their written opinion, as counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex B hereto.

          (e) The Initial Purchaser shall have received from Cahill Gordon & Reindel, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchaser may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Initial Purchaser letters (the "Initial Letters") of Ernst & Young LLP and Deloitte & Touche, LLP, S.E.N.C., addressed to the Initial Purchaser and dated the date hereof, in form and substance previously approved by the Initial Purchaser and counsel for the Initial Purchaser.

          (g) The Company shall have furnished to the Initial Purchaser letters (the "Bring-Down Letters") of Ernst & Young LLP and Deloitte & Touche, LLP, S.E.N.C., addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and counsel for the Initial Purchaser.

          (h) The Company shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of its chief executive officer and its chief financial officer stating that (A) such officers have carefully examined the Final Offering Memorandum and (B) as of the Closing Date, the representations and warranties of such Issuer in this Agreement are true and correct in all material respects, such Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Final Offering Memorandum, there has been no material adverse change in the financial position or results of operations of the Company and the Subsidiaries, taken as a whole, except as expressly set forth in the Final Offering Memorandum.

          (i) The Initial Purchaser shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of each of the Issuers.

          (j) The Indenture shall have been duly executed and delivered by each of Issuers and the Trustee, and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee and the Guaranty of each Guarantor shall have been duly endorsed thereon.

          (k) The Notes shall have been approved by the NASD for trading in the PORTAL Market.

          (l)  If any event shall have occurred that requires the Issuers under
     Section 4(d) to prepare an amendment or supplement to the Final Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchaser shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchaser reasonably in advance of the Closing Date.

          (m) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchaser would materially and adversely impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Securities as contemplated hereby.

          (n) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Final Offering Memorandum (exclusive of any amendment or supplement thereto), other than as contemplated by the Transaction and expressly described in the Final Offering Memorandum, there shall not have been any decrease in the capital stock or increase in the long-term debt (other than borrowings under the Amended Credit Facility) or any change, or any development involving a prospective change, in or affecting the financial condition, results of operations or business prospects of the Company and the Subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in this Agreement and the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

          (o) No action shall have been taken by and no statute, rule, regulation or order shall have been enacted, adopted or issued by, any governmental agency or body which would, as of the Closing Date, prevent the issuance, sale or resale of the Securities in the manner contemplated by the Final Offering Memorandum; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance, sale or resale of the Securities in the manner contemplated by the Final Offering Memorandum.

          (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes or any of the Company's other debt securities or preferred stock.

          (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of clauses (iii) and (iv), is, in the reasonable judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

          (r) Each of the components of the Transaction shall have been consummated on the Closing Date.

          (s) The Company shall have entered into the Amended Credit Facility and the Initial Purchaser shall have received a conformed copy thereof.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

          6. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser, in its absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(m), (n), (o), (p) or (q) shall have occurred and be continuing.

          7. Reimbursement of Initial Purchaser's Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6 (except in the case of a failure of the Condition specified in Section 5(q)), (b) the Issuers shall fail to tender the Securities for delivery to the Initial Purchaser for any reason permitted under this Agreement or (c) the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers, jointly and severally, shall reimburse the Initial Purchaser for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase and resale of the Securities.

          8. Indemnification. (a) Each of the Issuers, jointly and severally, shall indemnify and hold harmless the Initial Purchaser, its respective affiliates, its respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Section 8(a) and Section 9 as an "Initial Purchaser"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which such Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchaser's Information; provided, further, however, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of the Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by the Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to the Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Final Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Final Offering Memorandum, unless, in either case, such failure to deliver the Final Offering Memorandum was a result of non-compliance by the Issuers with Section 4(b).

          (b) The Initial Purchaser shall indemnify and hold harmless each of the Issuers, their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the "Issuers"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchaser's Information, and shall reimburse the Issuers promptly upon demand for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 8(b), notify the indemnifying party in writing such claim or the commencement of such action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that the indemnifying party was otherwise unaware of such claim or the commencement of such action and it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided, further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.

          No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the fees, disbursements and other charges of counsel as contemplated by the third sentence of this paragraph (c), the indemnifying party agrees that it shall be liable for any settlement of any action without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request for reimbursement and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, however, that such indemnifying party shall not be liable for any settlement effected without its consent pursuant to this sentence if such indemnifying party is contesting such request for reimbursement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party in form and substance satisfactory to such indemnified party from all liability on claims that are the subject matter of such proceeding.

          The obligations of the Issuers and the Initial Purchaser in this
Section 8 and in Section 9 are in addition to any other liability that the Issuers or the Initial Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          9. Contribution. If the indemnification provided for in Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give notice as required in Section 8(c) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchaser on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to any Issuer or information supplied by any Issuer on the one hand or to any Initial Purchaser's Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, and any other equitable considerations appropriate in the circumstances.

          The Issuers and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation (even if the Initial Purchaser were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the price at which the aggregate amount of the Securities sold by the Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser and each of the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 8 and 9 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Issuers and the Initial Purchaser and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          11. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers, jointly and sev-erally, agree with the Initial Purchaser to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Issuers' counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky memoranda; (g) any fees charged by rating agencies for rating the Securities;
(h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement which are not otherwise specifically provided for in this Section 11; provided, however, that except as expressly provided in this Section 11, the Initial Purchaser shall pay its own costs and expenses (including, without limitation, fees and expenses of counsel for the Initial Purchaser).

          12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers and the Initial Purchaser contained in this Agreement or made by or on behalf of the Issuers or the Initial Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

          13. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchaser, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Dan Tredwell (telecopier no.: (212) 270-
     0994); or

          (b) if to the Issuers, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Jerry Zucker (telecopier no.: (803) 747-4092);

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          14. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          15. Initial Purchaser's Information. The parties hereto acknowledge and agree that for all purposes of this Agreement (including, but not limited to, Section 1(a), Section 8 and Section 9) the Initial Purchaser's Information consists solely of the following information in the Preliminary Offering Memorandum and the Final Offering Memorandum: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchaser;
(ii) the first paragraph on page "i" concerning stabilization activities by the Initial Purchaser; and (iii) the statements concerning the Initial Purchaser contained in the third paragraph, the third and fourth sentences in the fourth paragraph, the seventh and eighth paragraphs and the first sentence of the ninth paragraph under the heading "Plan of Distribution."

          16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          17. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          18. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                           [Signature Pages Follow]

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between each of the Issuers and the Initial Purchaser in accordance with its terms.

                              Very truly yours,

                              POLYMER GROUP, INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              PGI POLYMER, INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              PNA CORP.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              FNA POLYMER CORP.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              FABRENE GROUP, INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              FABRENE CORP.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              FABRENE GROUP, L.L.C.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              FIBERTECH GROUP, INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              TECHNETICS GROUP, INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              FIBERGOL CORPORATION

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              CHICOPEE HOLDINGS, INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              CHICOPEE, INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              DOMINION TEXTILE (USA) INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              POLY-BOND INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              DOMTEX INDUSTRIES INC.

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

                              LORETEX CORPORATION

                              By: /s/ Jerry Zucker
                                  -----------------------------
                                  Name:  Jerry Zucker
                                  Title: Chairman, President and CEO

Accepted:

CHASE SECURITIES INC.

By: /s/ David Fass
    -----------------------------
    Authorized Signatory

Address for notices pursuant to Section 8(c):

1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department

                                                                      SCHEDULE I
                                                                      ----------

                                  Subsidiaries
                                  ------------

Albuma S.A.
Bonlam, S.A. de C.V.
Chicopee Holdings, B.V.
Chicopee Holdings, Inc.
Chicopee, Inc.
Chicopee, B.V.
DIFCO Inc. (formerly 3427790 Canada Limited)
Dominion Textile France S.A.R.L.
Dominion Textile Mauritius Inc.
Dominion Textile (USA) Inc.
DomTex Industries Inc.
DT Acquisition Inc.
Fabrene Corp.
Fabrene Group, Inc.
Fabrene, Inc.
Fabrene Group, L.L.C.
FiberGol Corporation
FiberTech Group, Inc.
FNA Polymer Corp.
Geca Tapes B.V.
Nordlys S.A.
Nordlys UK Ltd.
PGI Polymer, Inc.
Poly-Bond Inc.
PNA Corp.
Technetics Group, Inc.

                                                                         ANNEX A
                                                                         -------



                    [Form of Registration Rights Agreement]

                         REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is dated as of March , 1998, by and among POLYMER GROUP, INC., a Delaware corporation (the "Company"), PGI Polymer, Inc., a Delaware corporation, PNA Corp., a North Carolina corporation, FNA Polymer Corp., a North Carolina corporation, Fabrene Group, Inc., a Canadian corporation, Fabrene Corp., a Delaware corporation, Fabrene Group, L.L.C., a Delaware limited liability company, FiberTech Group, Inc., a Delaware corporation, Technetics Group, Inc., a Delaware corporation, FiberGol Corporation, a Delaware corporation, Chicopee Holdings, Inc., a Delaware corporation, Chicopee, Inc., a Delaware corporation, Dominion Textile
(USA) Inc., a Delaware corporation, Poly-Bond Inc., a Delaware corporation, DomTex Industries Inc., a New York corporation, and Loretex Industries, a New York corporation (collectively with each of the Company's domestic subsidiaries formed or acquired after the Closing Date required to become a guarantor hereunder pursuant to the Indenture (as defined), the "Guarantors," and, together with the Company, the "Issuers"), and CHASE SECURITIES INC. (the "Initial Purchaser").

          This Agreement is entered into in connection with the Purchase Agreement, dated as of February 27, 1998, by and among the Issuers and the Initial Purchaser (the "Purchase Agreement") relating to the sale by the Issuers to the Initial Purchaser of $200,000,000 aggregate principal amount of the Company's 8 3/4% Senior Subordinated Notes due 2008 (the "Notes"). The Notes have been guaranteed (the "Guarantees") on a senior subordinated basis by each of the Guarantors. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Notes under the Purchase Agreement.

          The parties hereby agree as follows:

1.  Definitions
          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:   See Section 4(a).

          Advice:   See the last paragraph of Section 5.

          Applicable Period:   See Section 2(b).

          Closing Date:   The Closing Date as defined in the Purchase Agreement.

          Company:   See the introductory paragraph to this Agreement.

          Effectiveness Date: The 210th day after the Closing Date; provided, however, that, with respect to the Initial Shelf Registration Statement, (i) if the Filing Date in respect thereof is fewer than 90 days prior to the 210th day after the Closing Date, then the Effectiveness Date in respect thereof shall be the 90th day after such Filing Date and (ii) if the Filing Date is after the filing of the Exchange Offer Registration Statement with the SEC, then the Effectiveness Date in respect thereof shall be the 90th day after such Filing Date.

          Effectiveness Period:   See Section 3.

          Event Date:   See Section 4.

          Exchange Act:   The Securities Exchange Act of 1934, as amended, and
the rules and regulations of the SEC promulgated thereunder.

          Exchange Offer:  See Section 2(a).

          Exchange Offer Registration Statement:   See Section 2(a).

          Exchange Securities:   See Section 2(a).

          Expiration Date:   See Section 2(a).

          Filing Date:   The 90th day after the Closing Date; provided, however,
that, with respect to the Initial Shelf Registration Statement, (i) if a Shelf Registration Event shall have occurred fewer than 30 days prior to the 90th day after the Closing Date, then the Filing Date in respect thereof shall be the 30th day after such Shelf Registration Event and (ii) if a Shelf Registration Event shall have occurred after the filing of the Exchange Offer Registration Statement with the SEC, then the Filing Date in respect thereof shall be the 30th day after such Shelf Registration Event.

          Guarantees:  See the second introductory paragraph to this Agreement.

          Guarantors:   See the introductory paragraph to this Agreement.

          Holder:   Any record holder of Registrable Securities.

          Indemnified Person:   See the third paragraph of Section 7.

          Indemnifying Person:   See the third paragraph of Section 7.

          Indenture:   The Indenture, dated as of March 1, 1998, among the
Company, the Guarantors and Harris Trust and Savings Bank, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:   See the introductory paragraph to this
Agreement.

          Initial Shelf Registration Statement:   See Section 3(a).

          Inspectors:   See Section 5(o).

          Issue Date:   The date of original issuance of the Notes.

          Issuers:   See the introductory paragraph to this Agreement.

          NASD:   See Section 5(t).

          Notes:   See the second introductory paragraph to this Agreement.

          Participant:   See the first paragraph of Section 7.

          Participating Broker-Dealer:   See Section 2(b).

          Person:   An individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Private Exchange:   See Section 2(b).

          Private Exchange Securities:   See Section 2(b).

          Prospectus:   The prospectus included in any Registration Statement
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:   See the second introductory paragraph to this
Agreement.

          Records:   See Section 5(o).

          Registrable Securities:   The Notes upon original issuance thereof and
at all times subsequent thereto, each Exchange Security as to which Section 2(c)(v) hereof is applicable upon original issuance and at all times subsequent thereto and, if issued, the Private Exchange Securities, until in the case of any such Notes, Exchange Securities or Private Exchange Securities, as the case may be, (i) a Registration Statement (other than, with respect to any Exchange Security as to which Section 2(c)(v) hereof is applicable, the Exchange Offer Registration Statement) covering such Notes, Exchange Securities or Private Exchange Securities has been declared effective by the SEC and such Notes, Exchange Securities or Private Exchange Securities, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such Notes, Exchange Securities or Private Exchange Securities, as the case may be, are sold in compliance with Rule 144, (iii) such Note has been exchanged for an Exchange Security pursuant to the Exchange Offer and Section 2(c)(v) is not applicable thereto, or (iv) such Notes, Exchange Securities or Private Exchange Securities, as the case may be, cease to be outstanding.

          Registration Statement:   Any registration statement of the Issuers,
including, but not limited to, the Exchange Offer Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c).

          Shelf Registration Statement:  See Section 3(b).

          Shelf Registration Event:  See Section 2(c).

          Subsequent Shelf Registration Statement:  See Section 3(b).

          TIA:  The Trust Indenture Act of 1939, as amended.

          Trustee: The trustee under the Indenture and, if applicable, the trustee under any indenture governing the Exchange Securities and Private Exchange Securities (if any).

          Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter or through an agent for reoffering to the public.

2.  Exchange Offer

          (a) The Issuers agree to file with the SEC, on or before the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Registrable Securities for a like aggregate principal amount of senior subordinated debt securities of the Company which are identical to the Notes and are guaranteed, jointly and severally, by each of the Guarantors with terms identical to the Guarantees (the "Exchange Securities") (and which are entitled to the benefits of a trust indenture that is substantially identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification of such trust indenture under the TIA) and which has been qualified under the TIA), except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer will be registered under the Securities Act on the appropriate form (the "Exchange Offer Registration Statement") and will comply with all applicable tender offer rules and regulations under the Exchange Act. Each of the Issuers agrees to use its best efforts (i) to cause the Exchange Offer Registration Statement to become effective and to commence the Exchange Offer on or prior to the Effectiveness Date, (ii) to keep the Exchange Offer open for 35 days (or longer if required by applicable law) (the last day of such period, the "Expiration Date") and (iii) to exchange Exchange Securities for all Notes validly tendered and not withdrawn pursuant to the Exchange Offer on or prior to the fifth day following the Expiration Date.

          Each Holder who participates in the Exchange Offer will be deemed to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement with any Person to participate in the distribution of the Exchange Securities in violation of the provisions of the Securities Act and that such Holder is not an affiliate of any of the Issuers within the meaning of the Securities Act.

          Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Securities, Exchange Securities to which Section 2(c)(v) is applicable and Exchange Securities held by Participating Broker-Dealers, and the Issuers shall have no further obligation to register Registrable Securities (other than Private Exchange Securities and other than Exchange Securities as to which
Section 2(c)(v) hereof applies) pursuant to Section 3 of this Agreement. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement.

          (b) The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC (and publicly disseminated) with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section shall also allow the use of the prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities.

          Each of the Issuers shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for at least 180 days following the first bona fide offering of securities under such Registration Statement (or such shorter time as such Persons must comply with such requirements in order to resell the Exchange Securities) (the "Applicable Period").

          If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Notes acquired by it and having the status of an unsold allotment in the initial distribution, the Issuers upon the request of the Initial Purchaser shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to the Initial Purchaser, in exchange (the "Private Exchange") for the Notes held by the Initial Purchaser, a like principal amount of debt securities of the Company that are identical to the Exchange Securities and are guaranteed, jointly and severally, by each of the Guarantors with terms identical to the Guarantees (the "Private Exchange Securities") (and which are issued pursuant to the same indenture as the Exchange Securities) (except for the placement of a restrictive legend on such Private Exchange Securities). The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities. Interest on the Exchange Securities and Private Exchange Securities will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

          Any indenture under which the Exchange Securities or the Private Exchange Securities will be issued shall provide that the holders of any of the Exchange Securities and the Private Exchange Securities will vote and consent together on all matters to which such holders are entitled to vote or consent as one class and that none of the holders of the Exchange Securities and the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Company reasonably determines in good faith, after consultation with counsel, that it is not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not commenced on or prior to the Effectiveness Date, (iii) the Exchange Offer is, for any reason, not consummated on or prior to the 5th day after the Expiration Date, (iv) any Holder of Private Exchange Securities so requests, or (v) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under federal securities laws (other than due solely to the status of such Holder or an affiliate of any of the Issuers within the meaning of the Securities Act) (the occurrence of any such event, a "Shelf Registration Event"), then, in the case of each of clauses (i) through (v) of this sentence, the Company shall promptly deliver to the Holders and the Trustee notice thereof (the "Shelf Notice") and thereafter the Issuers shall file an Initial Shelf Registration Statement pursuant to Section 3.

3.  Shelf Registration

          If a Shelf Registration Event has occurred (and whether or not an Exchange Offer Registration Statement has been filed with the SEC or has become effective or the Exchange Offer has been consummated), then:

          (a) Initial Shelf Registration Statement. The Issuers shall promptly prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration Statement"). The Issuers shall file with the SEC the Initial Shelf Registration Statement on or prior to the Filing Date. The Initial Shelf Registration Statement shall be on Form S-1 or another appropriate form, if available, permitting registration of such Registrable Securities for resale by such holders in the manner designated by them (including, without limitation, in one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement (as defined below). Each of the Issuers shall use their best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effectiveness Date, and to keep the Initial Shelf Registration Statement continuously effective under the Securities Act until the date which is 24 months from the Closing Date, or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Initial Shelf Registration Statement or
     (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Securities has been declared effective under the Securities Act (such 24 month or shorter period, the "Effectiveness Period").

          (b) Subsequent Shelf Registration Statements. If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), each of the Issuers shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event the Issuers shall within 45 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, each of the Issuers shall use their best efforts to cause the Subsequent Shelf Registration Statement to be declared effective as soon as reasonably practicable after such filing and to keep such Registration Statement continuously effec-tive until the end of the Effectiveness Period. As used herein the term "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

          (c) Supplements and Amendments. The Issuers shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

4.  Additional Interest

          (a) The Issuers and the Initial Purchaser agree that the Holders of Notes will suffer damages if the Issuers fail to fulfill their obligations under
Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below (each of which shall be given independent effect and shall not be duplicative):

          (i) if either the Exchange Offer Registration Statement or the Initial Shelf Registration Statement has not been filed on or prior to the Filing Date (unless, with respect to the Exchange Offer Registration Statement, a Shelf Event described in clause (i) of Section 2(c) shall have occurred prior to the Filing Date), Additional Interest shall accrue on the Notes over and above the stated interest in an amount equal to $0.192 per week (or any part thereof) per $1,000 principal amount of Notes;

          (ii) if either the Exchange Offer Registration Statement or the Initial Shelf Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date (unless, with respect to the Exchange Offer Registration Statement, a Shelf Event described in clause (i) of
     Section 2(c) shall have occurred), Additional Interest shall accrue on the Notes over and above the stated interest in an amount equal to $0.192 per week (or any part thereof) per $1,000 principal amount of Notes; and

          (iii) if (A) the Issuers have not exchanged Exchange Securities for all Notes validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the fifth day after the Expiration Date, or (B) the Exchange Offer Registration Statement ceases to be effective at any time prior to the Expiration Date, or (C) if applicable, any Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue on the Notes over and above the stated interest in an amount equal to $0.192 per week (or any part thereof) per $1,000 principal amount of the Notes for the first 90 days commencing on (x) the sixth day after the Expiration Date, in the case of (A) above, or (y) the day the Exchange Offer Registration Statement ceases to be effective in the case of (B) above, or (z) the day such Shelf Registration Statement ceases to be effective in the case of (C) above;

provided, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement as required hereunder (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4(a)) or (3) upon the exchange of Exchange Securities for all Notes validly tendered and not withdrawn (in the case of clause (iii)(A) of this Section 4(a)), or upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(C) of this Section 4(a)), or upon the effectiveness of a Subsequent Shelf Registration Statement (in the case of clause (iii)(C) of this Section 4(a)), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue (but any accrued amount shall be payable).

          (b) The Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). The Company shall pay the Additional Interest due on the Registrable Securities by depositing with the Trustee, in trust, for the benefit of the Holders thereof, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due to Holders of Registrable Securities. Each obligation to pay Additional Interest shall be deemed to accrue immediately following the occurrence of the applicable Event Date. Any accrued Additional Interest amount shall be due and payable on each interest payment date immediately after the applicable Event Date to the record Holder of Registrable Securities entitled to receive the interest payment to be made on such date as set forth in the Indenture. The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration Statement or Exchange Offer Registration Statement to be filed or declared effective, or a Shelf Registration Statement or an Exchange Offer Registration Statement to remain effective, as the case may be, in accordance with this Section 4.

          (c) Each of the Guarantors, jointly and severally, guarantee the payment of the Additional Interest to the same extent and in the same manner as the guarantee provisions set forth in the Indenture, which provisions are incorporated herein by reference mutatis mutandis.

5.  Registration Procedures

          In connection with the registration of any Registrable Securities pursuant to Sections 2 or 3 hereof, each of the Issuers shall use their best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuers shall:

          (a) prepare and file with the SEC on or before the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and to use their best efforts to cause each such Registration Statement to become effective and remain effective as provided herein, provided that, if (1) such filing is pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least five days prior to such filing); the Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded a reasonable opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, or each such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period, in the case of a Shelf Registration Statement, or until the later of the Expiration Date and the Applicable Period, in the case of the Exchange Offer Registration Statement; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus;

          (c)  if (1) a Shelf Registration Statement is filed pursuant to
     Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within five business days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits); (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose; (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of any of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cease to be true and correct; (iv) of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the happening of any event or any information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such notification need not specifically identify such event if notification of the occurrence thereof would, in the Company's reasonable judgment, involve the disclosure of confidential non-public information; and (vi) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

          (d)  if (1) a Shelf Registration Statement is filed pursuant to
     Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use their best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for sale in any jurisdiction, and, if any such order is issued, to use their best efforts to obtain the withdrawal of any such order at the earliest possible moment;

          (e) if a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information about the Company, the underwriters, if any, and the holders as the managing underwriters, if any, such Holders, any Participating Broker-Dealer or their respective counsel reasonably request to be included therein; (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement;

          (f)  if (1) a Shelf Registration Statement is filed pursuant to
     Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Registrable Securities and to each such Participating Broker-Dealer who so requests and upon request to their respective counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits;

          (g)  if (1) a Shelf Registration Statement is filed pursuant to
     Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, each of the Issuers hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such Prospectus and any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use their best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable

     Securities or Exchange Securities, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriters reasonably request in writing, provided , however, that where Exchange Securities held by Participating Broker-Dealers or Registrable Securities are offered other than through an underwritten offering, the Issuers shall cause their counsel to (i) perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); (ii) use their best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder; and (iii) do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement, provided, further, however, that none of the Issuers shall in any case be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction or (D) qualify for sales in all 50 states;

          (i) if a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request;

          (j)  if (1) a Shelf Registration Statement is filed pursuant to
     Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as practicable prepare and (subject to Section 5(a) above) file with the SEC, solely at the expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that, and for a period not to exceed an aggregate of 45 days in any calendar year if, (i) an event occurs and is continuing as a result of which a Shelf Registration Statement would, in the Issuers' good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and
     (ii) (a) the Issuers determine in their good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuers or (b) the disclosure otherwise relates to a pending material business transaction that has not been publicly disclosed;

          (k) prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with printed certificates for the Registrable Securities in a form eligi-ble for deposit with The Depository Trust Company; and (ii) provide a CUSIP number for the Registrable Securities;

          (l) in connection with an underwritten offering of Registrable Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to and covenants with, the underwriters, with respect to the business of the Issuers and their subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when reasonably requested; (ii) obtain the written opinions of counsel to the Issuers and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and substantially in the form of the opinion delivered in connection with the sale of the Securities to the Initial Purchaser pursuant to the Purchase Agreement; (iii) use their best efforts to obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company or any of its subsidiaries for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and substantially in the form of the letters delivered to the Initial Purchaser in connection with the sale of the Securities pursuant to the Purchase Agreement; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures comparable to those set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section, all of which shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

          (m)  if (1) a Shelf Registration Statement is filed pursuant to
     Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, subject to the prior receipt by the Company of undertakings to use reasonable efforts to preserve the confidentiality of any information disclosed by the Issuers pursuant hereto in form and substance reasonably satisfactory to the Company, make available for inspection by one representative of the selling Holders of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their subsidiaries (collectively, the "Records") to the extent necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their subsidiaries to supply all information in each case requested by any such Inspector in connection with such Registration Statement; provided, however, that records which the Company determines, in good faith, to be confidential and any Records which the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement; (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; (iii) the information in such Records has been made generally available to the public; or (iv) release thereof is necessary or advisable in connection with any action, suit or proceeding involving any Holder or other Inspector; provided, further, however, that prior notice shall be provided as soon as practicable to the Issuers of the potential disclosure of any information by such Inspector pursuant to clauses (i), (ii), (iii) or (iv) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (m)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable); each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such information is generally available to the public; each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuers and allow the Issuers to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuers' sole expense;

          (n) provide for an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Registrable Securities to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner;

          (o) comply with all applicable rules and regulations of the SEC to the extent and so long as they are applicable to the Exchange Offer Registration Statement or the Shelf Registration Statement and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering; and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

          (p) upon consummation of an Exchange Offer or a Private Exchange, upon the request of any Holder, obtain an opinion of counsel to the Company in customary form, relating to the Exchange Securities or the Private Exchange Securities, as the case may be, addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) each of the Issuers have duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities, the Guarantees to be endorsed thereon and the related indenture; and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, the Guarantees endorsed thereon and the related indenture and guarantees thereunder constitute legal, valid and binding obligations of each of the Issuers party thereto, enforceable against each of the Issuers party thereto in accordance with their respective terms (with customary exceptions);

          (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied; and

          (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          The Issuers may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Issuers such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Securities or Exchange Securities of any selling Holder or Participating Broker-Dealer, as the case may be, who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          Each Holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuers shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or (y) the Advice.

6.  Registration Expenses

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers whether or not the Exchange Offer Registration Statement or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel) in such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or
(y) as provided in Section 5(h), in the case of Registrable Securities to be sold in a public offering or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period; (iii) messenger, telephone and delivery expenses incurred by the Issuers; (iv) fees and disbursements of counsel for the Issuers;
(v) fees and disbursements of all independent certified public accountants referred to in Section 5(l)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) rating agency fees; (vii) Securities Act liability insurance, if the Issuers desire such insurance; (ix) fees and expenses of all other Persons retained by the Issuers; (x) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties); (xi) the expense of any annual audit of the Issuers; (xii) the fees and expenses incurred by the Issuers in connection with the listing of the Registrable Securities on any securities exchange, if the Issuers decide to so list the Registrable Securities; and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements.

7.  Indemnification

          Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Securities and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages, liabilities or any action in respect thereof (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) to which such Participant may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, furnished to the Company in writing by such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Holder of Registrable Securities or Participating Broker-Dealer, as the case may be (or to the benefit of any officer or director of, or of any Person controlling, such Holder of Registrable Securities or Participating Broker-Dealer) from whom the Person asserting any such losses, claims, damages or liabilities purchased Registrable Securities or Exchange Securities, as the case may be, to the extent that such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) and, to the extent required by applicable law, a copy of the related Prospectus (as so amended or supplemented) shall not have been furnished to such Person at or prior to the sale of such Registrable Securities or Exchange Securities, as the case may be, to such Person, unless such failure to furnish was a result of non-compliance by the Issuers with Section 5(g).

          Each Holder of Registrable Securities and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period will be required to agree, severally and not jointly, to indemnify and hold harmless each of the Issuers, its directors, its officers who sign the Registration Statement and each Person who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, furnished to the Company in writing by such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, under this paragraph shall in no event exceed the proceeds received by such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, from sales of Registrable Securities or Exchange Securities, as the case may be, giving rise to such obligations.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that the Indemnifying Person was otherwise unaware that such suit, action, proceeding, claim, or demand shall have been brought or asserted and such failure actually materially prejudices the Indemnifying Person (through the forfeiture of substantive rights or defenses)). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but, other than in circumstances involving a conflict among Indemnified Persons, the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to an actual or potential conflict of interest. It is understood that, other than in circumstances involving a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants shall be designated in writing by the Holders of Registrable Securities or Participating Broker-Dealers selling Exchange Securities during the Applicable Period, as the case may be, who sold a majority in interest of Registrable Securities or Exchange Securities, as the case may be, sold by all such Holders of Registrable Securities or Participating Broker-Dealers, as the case may be. Any such separate firm for the Issuers, its directors, its officers and such control Persons of the Issuers shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Party is contesting such request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, (which consent shall not be unreasonably withheld) effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such indemnified party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional written release of such Indemnified Person in form and substance satisfactory to the Indemnified Persons from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the initial offering of the Notes or (ii) if the allocation provided by the foregoing clause
(i) is not permitted by applicable law or if the indemnified party failed to give notice as required in the next succeeding previous paragraph, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          The parties shall agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Holder of Registrable Securities or Participating Broker-Dealer be required to contribute any amount in excess of the amount by which proceeds received by such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, from sales of Registrable Securities or Exchange Securities, as the case may be, exceeds the amount of any damages that such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.  Rule 144 and Rule 144A

          Each of the Issuers covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time any of the Issuers is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, provide other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. Each of the Issuers further covenants that it will take such further reasonable action as any Holder of Registrable Securities may reasonably request, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act.

9.  Underwritten Registrations

          If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and reasonably acceptable to the Company.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (however the terms applicable to each Holder shall be identical in all respects) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements applicable to all Holders.

10.  Miscellaneous

          (a) Remedies. In the event of a breach by any of the Issuers of any of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchaser, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement; provided, however, that any such right to specific performance shall be subject to principles of customary commercial reasonableness. The Issuers agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. None of the Issuers has, as of the date hereof, entered into and each shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. None of the Issuers has entered into and each will not enter into any agreement with respect to any of its securities which will grant to any Person "piggy-back" rights with respect to a Registration Statement (other than any such agreement that has been or, prior to the Filing Date will be, amended or waived).

          (c) Adjustments Affecting Registrable Securities. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the

Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

          (d) Joint and Several Obligations; Addition of Guarantors. The Guarantors agree that their obligations under this agreement are joint and several. So long as any Registrable Securities remain outstanding, the Company shall cause each of its subsidiaries that becomes a guarantor of the Notes under the Indenture to execute and deliver an instrument pursuant to which such subsidiary agrees to be bound by the provisions of this agreement as a Guarantor.

          (e) Amendments and Waivers. Except as provided in paragraph (d) above, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Securities held by all Participating Broker-Dealers; provided, however, that
Section 7 and this Section 10(e) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Securities or Exchange Securities, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly materially affect or impair the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

          (f) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a Holder of Registrable Securities, at the most current address given by the Trustee to the Company; and

          (ii) if to the Issuers, at Polymer Group, Inc., 4838 Jenkins Avenue, North Charleston, South Carolina 29405, Attention: Chief Financial Officer.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the trustee under the Indenture at the address specified in such Indenture.

          (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

          (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (l) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

          (m) Securities Held by the Issuers or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by any of the Issuers or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be deemed to be not outstanding for purposes of determining whether such consent or approval was given by the Holders of such required percentage.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       POLYMER GROUP, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       PGI POLYMER, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       PNA CORP.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       FNA POLYMER CORP.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       FABRENE GROUP, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       FABRENE CORP.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       FABRENE GROUP, L.L.C.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       FIBERTECH GROUP, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       TECHNETICS GROUP, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       FIBERGOL CORPORATION

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       CHICOPEE HOLDINGS, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CHICOPEE, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       DOMINION TEXTILE (USA) INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       POLY-BOND INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       DOMTEX INDUSTRIES INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       LORETEX CORPORATION

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       CHASE SECURITIES INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                                                         ANNEX B
                                                                         -------

                  [Form of Opinion of Counsel for the Company]

          Kirkland & Ellis shall have furnished to the Initial Purchaser their written opinion, as counsel for the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth below:

          (i) The Company and each of the Subsidiaries incorporated or organized under the laws of the State of Delaware have been duly incorporated or organized, as the case may be, and are validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the State of Delaware, are duly qualified to do business and are in good standing as a foreign corporation in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect).

          (ii) As of September 27, 1997, the Company had the authorized capitalization as set forth in the Final Offering Memorandum under the heading "Capitalization"; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. To our knowledge, there are no material (A) options, warrants or other obligations of the Company to issue or (B) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries outstanding.

          (iii) All of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (other than any lien securing the Amended Credit Facility).

          (iv) Each of the Company and each Guarantor has the requisite power (corporate or otherwise) to enter into and perform its obligations under the Transaction Documents to which it is a party, including without limitation the corporate power to issue, sell and deliver the Notes and the Guarantees, respectively, as contemplated by the Purchase Agreement.

          (v) The Company's Board of Directors or a duly authorized committee thereof has adopted by requisite vote the resolutions necessary to authorize the Company's execution, delivery and performance of each of the Transaction Documents to which it is a party and has approved by requisite vote the terms thereof. Each Guarantor's Board of Directors has adopted by requisite vote the resolutions necessary to authorize such Guarantor's execution, delivery and performance of each of the Transaction Documents to which it is a party.

          (vi) Each of the Company and each Guarantor has duly executed and delivered the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Amended Credit Facility.

          (vii) Each of the Purchase Agreement, the Indenture and the Registration Rights Agreement is a valid and binding obligation of each of the Company, each Guarantor and (assuming the due authorization, execution and delivery thereof by the other parties thereto) is enforceable against each of the Company and each Guarantor in accordance with its terms.

          (viii) The Notes have been duly executed and delivered by the Company and, when paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement and, (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

          (ix) The Guarantees have been duly executed and delivered by each of the Guarantors and, when the Notes are duly and validly authorized, executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Purchase Agreement, will be the valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

          (x) When the Exchange Notes have been duly executed and delivered by the Company in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes by the Trustee in accordance with the Indenture), the Exchange Notes will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

          (xi) Each Transaction Document conforms in all material respects to the description thereof contained in the Final Offering Memorandum.

          (xii) The execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Transaction will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or, with notice or lapse of time or both, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of the Issuers is a party or by which any of the Issuers is bound or to which any of the property or assets of any of the Issuers is subject or (B) result in any violation of the provisions of the charter or by-laws of any of the Issuers or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over any of the Issuers or any of their properties or assets; and, to the knowledge of such counsel, no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Transaction, except for such consents, approvals, authorizations, filings, registrations or qualifications (1) which have been obtained or made prior to the Closing Date and (2) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

          (xiii) To the knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject which (A) singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (xiv) Neither the Company nor any of the Subsidiaries is (A) in violation of its charter or by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

          (xv) Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

          (xvi) Neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Federal Reserve Board.

          (xvii) Assuming the accuracy of the representations, warranties and agreements of the Issuers and of the Initial Purchasers contained in the Purchase Agreement, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

          (xviii) As of the date of such opinion, none of the Securities are of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuers that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          Such counsel shall also state that they have participated in conferences with representatives of the Issuers, representatives of the independent public accountants of the Company and the Subsidiaries, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendment or supplement thereto (except as expressly provided in (xi) above), nothing has come to the attention of such counsel to cause such coun-sel to believe that the Preliminary Offering Memorandum or the Final Offering Memorandum or any amendment or supplement thereto (other than the financial statements and other financial and accounting information contained therein, as to which such counsel need express no belief) as of its date of issuance and, in the case of the Final Offering Memorandum and any amendment or supplement thereto, as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Issuers and public officials which are furnished to the Initial Purchaser and counsel for the Initial Purchaser.